                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
                            Gencor Industries, Inc.
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     5)  Total fee paid:

         -----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------
     3)  Filing Party:

         -------------------------------------------------------
     4)  Date Filed:

         -------------------------------------------------------

                            GENCOR INDUSTRIES, INC.


                            NOTICE OF ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD APRIL 11, 1997
                                      AND
                                PROXY STATEMENT

                            GENCOR INDUSTRIES, INC.
            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 11, 1997


TO THE SHAREHOLDERS OF GENCOR INDUSTRIES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Gencor Industries, Inc., a Delaware corporation (the "Company"), will be held at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida, on April 11, 1997 at 10:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect five Directors of the Company Common Stock shareholders will elect one Director, and Class B Stock Shareholders will elect four Directors.

2.  To approve the Company's 1997 Stock Option Plan.

3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Stock from 5,000,000 to 15,000,000 and the number of authorized Class B Stock from 3,000,000 to 6,000,000.

4. To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the Company for the year ending September 30, 1997.

5.  To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on February 14, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report which precedes this Proxy Statement.

     The Company's Proxy Statement and proxy accompany this notice.

                                    By order of the Board of Directors,


                                    /s/ Jeanne M. Lyons
                                    -----------------------------------
                                    Jeanne M. Lyons, Secretary


Orlando, Florida
Date:  February    , 1997
                ---
Enclosures

                         ****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 11, 1997

          This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of Gencor Industries, Inc. (the "Company") to be held April 11, 1997, at 10:00 a.m. local time, or any adjournments thereof at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about February ___, 1997.

                      SOLICITATION AND REVOCATION OF PROXY

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company's Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (hereinafter referred to as "Common Stock" and "Class B Stock," respectively) to be held April 11, 1997. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the Directors, Officers, and employees of the Company, or by the Company's transfer agent. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

                               VOTING SECURITIES

          At the close of business on February 26, 1997, there were ___________ shares of Common Stock and ____________ shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

          The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only shareholders of record at the close of business on February 26, 1997, are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

          The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

                           PROPOSALS TO SHAREHOLDERS

1.  ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board shall be elected by Class B shareholders. voting separately as a class. The Company anticipates that the Class B Directors will be elected.

    Pursuant to the Company's Bylaws, the Board of Directors has fixed the number of Directors at five. The Board of Directors has selected the following persons as nominees for election as Directors at the 1997 Annual Meeting of
Shareholders:

    To be elected by the Class B shareholders:

    E.J. Elliott
    Constantine L. Corpas
    John E. Elliott
    Peter Kourmolis

    The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

    To be elected by Common Stock shareholders:

    Larry H. Pitsch

    The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

    Each of the nominees for the Board of Directors is presently serving as a Director of the Company. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual's earlier resignation or removal.

    It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table lists each Director and Executive Officer of the Company and each nominee by class of stock for election as Director. The table also includes the age, principal occupation and business experience for the past five years, positions and offices held with the Company, and period of service as a Director or Executive Officer.


                                            PRINCIPAL OCCUPATION                           EXECUTIVE               DIRECTOR
NAME AND POSITIONS HELD                     AND BUSINESS EXPERIENCE                        OFFICER OF             OF COMPANY
WITH THE COMPANY                            DURING PAST FIVE YEARS                        COMPANY SINCE             SINCE

DIRECTORS TO BE ELECTED BY CLASS B STOCK SHAREHOLDERS:

E.J. Elliott                                Chairman of the Board                             1968                   1968
Chairman of the Board and President;        and President of the Company
Director(1)(4)

Constantine L. Corpas                       Attorney, Corpas & Pahys                            --                   1968
Director(1)(2)(3)

John E. Elliott                             Executive Vice President of the Company           1985                   1985
Executive Vice President, Secretary         since 1989
Director(2)(4) 1985

Peter Kourmolis                             Investor                                            --                   1968
Director(3)

DIRECTORS TO BE ELECTED BY COMMON STOCK SHAREHOLDERS:

Larry H. Pitsch                             President, California Pellet Mill Company           --                  12/1996
Director                                    since December 1996
                                            Group President of Ingersoll-Rand
                                            Company, 1985 - 1996

EXECUTIVE OFFICERS OTHER THAN DIRECTORS(5):

Alan Dawes                                  Managing Director, General Combustion,            1985                     --
                                            Ltd. since 1992; Technical Director of
                                            General Combustion, Ltd. 1985 - 1992

David F. Brashears                          Senior Vice President, Technology, since          1978                     --
                                            1993; Vice President of Engineering,
                                            1978 - 1993

D. William Garrett                          Vice President, Sales since 1991.                 1991                     --
                                            Between 1985 and 1991, he served in
                                            several sales and marketing positions
                                            with Company and its subsidiaries

Marc G. Elliott(4)                          Vice President, Marketing since 1993.             1993                     --
                                            He previously served in various
                                            marketing positions since he joined the
                                            Company in 1988.

Russell R. Lee, III                         Treasurer of the Company since 1995.              1995                     --
                                            Corporate Controller, 1990 - 1995

Jeanne M. Lyons                             Secretary of the Company since August 1996,     8/1996                    --
                                            Administrative Assistant since June 1995.
                                            For the past ten years, Ms. Lyons has
                                            worked as an Administrative Assistant.

  (1) Member of the Executive Committee.

  (2) Member of the Audit Committee.
  (3) Member of the Compensation Committee.
  (4) E.J. Elliott is the father of John E. Elliott and Marc G. Elliott.
  (5) Each executive officer holds office until his successor has been elected and qualified, or until his earlier resignation or removal.


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

     During the twelve months ended September 30, 1996, the Board of Directors of the Company held four meetings. All directors attended more than 75% of the meetings. The Board of Directors of the Company has a standing Audit Committee which met once during fiscal 1996. The Compensation Committee met once during fiscal 1996, to discuss executive performance. During fiscal 1996, stock options were granted to several Executive Officers/Directors as described in this proxy statement and one Executive Officer received a salary increase during fiscal 1996.

     The Compensation Committee endeavors to ensure that the compensation program for executive officers of the Company is effective in attracting and retaining key executives responsible for the success of the Company and in promoting its long-term interests and those of its stockholders. The committee, without applying any specific quantitative formulas, considers such factors as net income, earnings per share, duties and scope of responsibility, industry standards and comparable salaries for the geographic area, corporate growth, profits goals and market share increases. The functions of the Compensation Committee include establishment of compensation plans for Gencor's executive officers and administration of certain of Gencor's employee benefit and compensation programs.

     The members of these committees are indicated by footnotes to the table under "Directors and Executive Officers of the Company" above. The Company does not have a Nominating Committee.

     The Audit Committee's responsibilities include selecting the Company's auditors and reviewing the Company's audit plan, financial statements and internal accounting and audit procedures.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of equity securities of the Company. Based solely on its review of such forms received by it, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 1996, by its officers, directors or stockholders.

DIRECTORS FEES

     Directors fees are paid by the Company to non employee directors, at the rate of $1,000 per quarter and $750 per meeting attended. During the twelve months ended September 30, 1996, the Company paid Directors' fees in the aggregate amount of $15,750.

                             EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended September 30, 1994, 1995 and 1996 for
(i) the President of the Company and (ii) each of the other most highly compensated executive officers of the

Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100.000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                              LONG-TERM
                                            ANNUAL                          COMPENSATION
                                       COMPENSATION:                           AWARDS:
                                                                             Underlying          All other
Name and Principal Position            Year   Salary(1)   Bonus                Options        Compensation(2)
---------------------------            ----  -----------  ------         -------------------  ---------------

E.J. Elliott                           1996  $300,000         --         100,000 shares/(3)/        $3,029
President and Chairman of the Board    1995   300,000         --          95,000 shares              2,596
                                       1994   232,521         --              --                     2,192

John E. Elliott                        1996  $125,000         --          54,500 shares/(4)/        $    0
Executive Vice President               1995   120,000         --          50,000 shares                  0
                                       1994    60,000         --              --                         0

D. William Garrett                     1996  $110,000     $7,087          10,000 shares /(5)/       $1,851
Vice President, Sales                  1995   110,000         --              --                     1,586
                                       1994   110,000         --              --                     2,010

(1) Does not include an amount for incidental personal use of business automobiles furnished by the Company to certain of its Named Executive Officers. The Company has determined that the aggregate incremental cost of such benefits to the Named Executive Officers does not exceed, as to any named individual, the lesser of $50,000 or 10% of the cash compensation reported for such person.
(2) The Compensation reported under All Other Compensation represents contributions to the Company's 401(K) Plan on behalf of the Named Executive Officers to match 1994-1996 pretax executive contributions (included under salary) made by each executive officer to such plan.
(3) Includes 50,000 options granted pursuant to the Company's 1997 Stock Option Plan (the "1997 Plan"), subject to shareholder approval at the Company's 1997 Annual Meeting.
(4) Includes 35,000 options granted pursuant to the Company's 1997 Plan, subject to shareholder approval at the Company's 1997 Annual Meeting.
(5) Include 10,000 options granted pursuant to the Company's 1997 Plan, subject to shareholder approval at the Company's 1997 Annual Meeting.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows all grants of options to the Named Executive Officers of the Company in 1996. The options were granted as individual grants and/or under a stock option plan. Pursuant to Securities and Exchange Commission (the "SEC ") rules, the table also shows the value of the options granted at the end of the option terms (ten years) if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. The table also indicates that if the stock price does not appreciate, there will be no increase in the potential realizable value of the options granted.


                                                                                         Potential Realizable Value at
                                                                                         Assumed Annual Rates of Stock
                                                                                             Price Appreciation for
                              Individual Grants                                                   Option Term
                        Number of         Percent
                       Securities     of Total Options
                       Underlying        Granted to        Exercise or
                         Options        Employees in       Base Price      Expiration
Name                     Granted         Fiscal Year          ($/SH)          Date         0%          5%       10%
--------------------   -----------     ----------------   -----------      ----------      -        -------   -------

E.J. Elliott             50,000           41.7%               $7.75           07/24/01      0        107,000   236,500
                         50,000/(1)/      33.9%/(1)/          $7.75/(1/       07/24/01               107,000   236,500

John E. Elliott          19,500           16.3%   $            7.75           07/24/01      0         41,730    92,235
                         35,000/(1)/      18.5%/(1)/          $7.75/(1)/      07/24/01      0         74,900   165,550

D. William Garrett            0              0                -----           07/24/01      0              0         0
                         10,000/(1)/       3.3%/(1)/          $7.75/(1)/      07/24/01      0         21,400    47,300

(1) Represents options granted pursuant to the 1997 Plan, subject to shareholder approval at the Company's Annual Meeting.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

     The following table provides information as to options exercised by each of the Named Executive Officers of Gencor during 1996 and the value of options held by such officers at year end measured in terms of the closing price of Gencor Common Stock on September 30, 1996.

                                                     Number of Securities           Value of Unexercised
                      Shares                         Underlying    Unexercised    In-The-Money       Options
                   Acquired on       Value           Options at      FY-End       At FY-End ($)
Name               Exercise (#)  Realized ($)        Exercisable   Unexercisable    Exercisable    Unexercisable
-----------------  ------------  -------------       ------------  -------------  ---------------  -------------
E.J. Elliott                 0              0        145,000              0         812,500               0
                                                     195,000/(1)/         0/(1)/  1,150,000/(1)/          0/(1)/

John E. Elliott          7,500              0/(2)/    69,500              0         381,625               0
                                                     104,500/(1)/         0/(1)/    617,875/(1)/          0/(1)/

William Garrett         15,000        196,875/(3)/         0              0               0               0
                                                      10,000/(1)/         0/(1)/     67,500/(1)/          0/(1)/

(1) Includes options granted under the Company's 1997 Plan, subject to shareholder approval.
(2) Value realized upon exercise is based upon the difference between the last sales price of the Common Stock on November 15, 1995 the date on which the options were exercised ($7.50) and the option exercise price ($7.50) times the number of options exercised (7,500).
(3) Value realized upon exercise is based upon the difference between the last sales price of the Common Stock on September 12, 1996, the date on which the options were exercised ($15.875) and the option exercise price ($2.75) times the number of options exercised (15,000).

STOCK OPTION PLANS

1992 STOCK OPTION PLAN

  In May of 1992, the Company's Board of Directors adopted the Gencor Industries, Inc. 1992 Stock Option Plan (the "1992 Plan") which authorizes the granting of options to Directors, officers and key employees of the Company or any of its present or future subsidiaries. Up to 100,000 shares of the Company's Common Stock, 100,000 shares of the Company's Class B Stock and fifteen percent (15%) of the authorized Common Stock of any Company subsidiary are subject to the 1992 Plan. Shares are no longer available for grant under the 1992 Plan since all options authorized under the Plan have been granted.

1997 STOCK OPTION PLAN

  In July 1996, to Company's Board of Directors, subject to the approval of its shareholders, adopted the Gencor Industries, Inc. 1997 Stock Option Plan (the "1997 Plan") which provides for the issuance of incentive stock options with the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options, to purchase an aggregate of up to 300,000 shares of the Company's Common Stock, 300,000 shares of the Company's Class B Stock and up to fifteen percent (15%) of the authorized Common Stock of any subsidiary. The 1997 Plan permits the grant of option to officers, directors and key employees of the Company. See Proposal No. 2 - Approval of Gencor Industries, Inc. 1997 Stock Option Plan for additional information concerning the 1997 Plan.

STOCK OPTION AWARDS

  Contemporaneously with the adoption of the 1992 Plan, the Board of Directors authorized a stock option bonus for E.J. Elliott which would grant Mr. Elliott fifteen percent (15%) of the outstanding shares of stock of Thermotech Systems Corporation, a subsidiary of the Company. The terms and conditions for the issuance of such shares have not been finalized, and no shares or options with regard to Thermotech Systems Corporation have been issued to Mr. Elliott.

  In July 1996, the Company awarded a total of 89,000 options to management, at an exercise price of $7.75 per share and an expiration date of July 24, 2001.

                      REPORT OF THE COMPENSATION COMMITTEE

GENERAL

  The Compensation Committee (the "Committee") of the Board of Directors consists of Constantine L. Corpas and Peter Kourmolis, each of whom is a non employee director of the Company. The Compensation Committee administers the Company's executive compensation program, monitors corporate performance and its relationship to compensation for executive officers, and makes appropriate recommendations concerning matters of executive compensation.

COMPENSATION PHILOSOPHY

  The Committee has developed and implemented a compensation program that is designed to attract, motivate, reward and retain the broad based management talent required to achieve the Company's business objectives and increase stockholder value. There are two major components of the Company's compensation program: base salary, and incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

  The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the

Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

INCENTIVES

     Incentives consist of stock options and, to a lesser extent, cash awards. The Committee strongly believes that the pay program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of shareholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of the Company at a specified price of the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, based on the market value of the Company's Common Stock and will only have value of the Company's stock price increases. The granting of cash awards is discretionary and is not dependent on any one factor.

1996 EXECUTIVE COMPENSATION

     Base salaries were increased for certain executive officers to maintain an externally competitive rate of pay. With respect to Mr. E.J. Elliott, the Committee determined that a base salary increase should be foregone in favor of increased long term incentive opportunities. Mr. Elliott's base salary of $300,000 has remained the same for the past two years.

     To ensure long term retention and to continue to focus the executives on the importance of stockholder returns, the Committee granted stock options to many of its executive officers. All stock options have an exercise price that is equal to the fair market value of the stock on the date of grant. In making these grants, the Committee considered competitive norms, individual contributions and responsibilities and the Company's performance. Mr. Elliott was granted options to purchase 50,000 shares of the Company's Class B Stock at an exercise price of $7.75 per share.


                             Compensation Committee
                             ----------------------

                             Constantine L. Corpas
                                Peter Kourmolis

FIVE YEAR TOTAL RETURN COMPARISON

     The following graph compares the cumulative total return of the Company's stock with the Wilshire Small Capitalization Index and the Dow Jones Heavy Machinery Index for the period 12/31/91 through 9/30/96. The Company's fiscal year ended 9/30/96. These calculations assume the value of investment in Company stock, the Wilshire Index, and the Heavy Machinery Index was $100 on 12/31/91. These calculations assume reinvestment of dividends in the Wilshire Index and the Heavy Machinery Index. A ten percent (10%) stock dividend was declared on November 16, 1994, payable December 30, 1994, to shareholders of record, on November 16,1994. A five cent ($0.05) per share cash dividend was declared on December 1, 1995, payable January 5, 1996, to shareholders of record on December 18, 1995. A five cent ($0.05) per share cash dividend was declared on November 21, 1996, payable January 4, 1997 to shareholders of record on December 18, 1996.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG GENCOR,
WILSHIRE SMALL CAP INDEX, AND DOW JONES HEAVY MACHINERY INDEX

                     Wilshire Small  Dow Jones Heavy
             Gencor    Cap Index        Machinery
             ------  --------------  ---------------
12/31/91        100             100              100
12/31/92        183             115              108
 9/30/93        142             131              165
 9/30/94        204             130              174
 9/30/95        171             149              207
 9/30/96        258             169              276

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

        The Company leases vehicles from Marcar Leasing Corporation ("Marcar"), a corporation engaged in general leasing to the public of machinery, as well as vehicles, owned by members of E.J. Elliott's immediate family, including John E. Elliott and Marc G. Elliott. The terms of the leases are established based on the rates charged by independent leasing organizations and are believed by the Board of Directors to be more favorable than those generally available from independent third parties. Leases between the Company and Marcar generally provide for equal monthly payments over either thirty-six months or forty-eight months. During fiscal 1996, the Company made lease payments to Marcar in the aggregate amount of $185,906.

        On September 9, 1995, the Callie A. Elliott Trust Fund ("Trust Fund") made a $325,000 loan to the Company. The loan was evidenced by a demand note which is callable at any time by the Company. The interest on the notes is 9.5% per annum. On September 13, 1996, the Trust Fund made an additional loan to the Company in the amount of $1,000,000. This loan was also evidenced by a demand note and the interest rate was 9.5% per annum. The loans were repaid on December 10, 1996.

      OWNERSHIP OF SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of January 1, 1997, with respect to (i) each person known to management to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Stock, (ii) each Director of the Company, and (iii) the current Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

                                          AMOUNT AND NATURE
                                      OF BENEFICIAL OWNERSHIP[1]     PERCENT OF CLASS[1]
                                      ----------------------------  ---------------------
NAME AND ADDRESS OF                    COMMON          CLASS B       COMMON     CLASS B
BENEFICIAL OWNER                        STOCK           STOCK         STOCK      STOCK

E.J. ELLIOTT                         254,000  [2]     544,324  [3]      15.6%       85.5%
5201 N. Orange Blossom Trail
Orlando, Florida 32810
CONSTANTINE L. CORPAS                 32,500  [4]      27,500            2.0%        6.2%
5201 N. Orange Blossom Trail
Orlando, Florida 32810
JOHN E. ELLIOTT                      117,024  [5]     123,880  [6]       7.2%       22.7%
5201 N. Orange Blossom Trail
Orlando, Florida 32810
PETER KOURMOLIS                       26,703  [7]          --            1.6%         --
5201 N. Orange Blossom Trail
Orlando, Florida 32810

                                          AMOUNT AND NATURE
                                      OF BENEFICIAL OWNERSHIP[1]     PERCENT OF CLASS[1]
                                      ----------------------------  ---------------------
NAME AND ADDRESS OF                    COMMON          CLASS B       COMMON     CLASS B
BENEFICIAL OWNER                        STOCK           STOCK         STOCK      STOCK

DAVID A. AIR                           2,600  [8]          --             *         --
5201 N. Orange Blossom Trail
Orlando, Florida 32810
HARVEY HOUTKIN                       306,893  [9]          --           18.9%       --
78 Lafayette Avenue, Suite 207
Suffern, NY 10901
KENNEDY CAPITAL                     128,918  [10]          --            7.9%       --
MANAGEMENT, INC.
425 New Ballas Road, Suite 181
St. Louis, MO 63141
All Directors & Executive           473,452  [11]     812,084    [12]   28.6%       96%
Officers as a Group [11 Persons]

*  Percentage ownership is less than 1%

[1] In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject to option, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.
[2] Includes 30,000 shares owned jointly with John Elliott and 30,000 shares owned jointly with Marc Elliott.
[3] Includes options to purchase 195,000 shares of Class B Stock (50,000 options were granted under the 1997 Plan and are subject to shareholder approval).
[4]  Includes options to purchase 15,000 shares of Common Stock.
[5]  Includes 30,000 shares owned jointly with E. J. Elliott.
[6] Includes options to purchase 104,500 shares of Class B Stock. (35,000 options were granted under the 1997 Plan and are subject to shareholder approval.)
[7]  Includes options to purchase 14,500 shares of Common Stock.
[8]  Includes options to purchase 1,500 shares of Common Stock.
[9] Based on a Schedule 13D dated August 14, 1996 filed by Harvey Houtkin with the Securities and Exchange Commission. Includes 126,098 shares individually owned by Mr. Houtkin and subject to sole voting and dispositive power. Also includes the following shares with Mr. Houtkin as control person subject to shared voting and dispositive power: 27,833 shares owned by All-Tech Investment Group Inc., a 100% owned subsidiary of Rushmore Financial Services ("Rushmore") and 34,617 shares of Rushmore. Rushmore is owned 50% by Mr. Houtkin and Mark Shefts, who is Mr. Houtkin's brother-in-law.
[10] Based on a letter dated December 27, 1995, for Kennedy Capital Management. [11] Includes options to purchase 61,000 shares of Common Stock. (30,000 options are subject to shareholder approval).
[12] Includes options to purchase 404,000 shares of Class B Common Stock.
     (120,000 options are subject to shareholder approval).


2.   PROPOSED ADOPTION OF THE COMPANY'S 1997 STOCK OPTION PLAN

     On July 24, 1996, the Board of Directors of the Company adopted, subject to shareholder approval at the 1997 Annual Meeting of Shareholders, the Company's 1997 Stock Option Plan ("Plan").

     The Company's Board of Directors believes the Plan will enhance the Company's ability to attract, motivate and retain key personnel and will thereby serve the best interests of the Company and its shareholders.

     The following summary describes the principal features of the Plan and is qualified in its entirety of such Plan, a copy of which is attached hereto as Exhibit A.

     The purpose of this Plan is to provide an incentive for persons who are granted options to exert maximum efforts for the Company's success, and to reward such efforts by enabling such persons to participate in such success through growth in the value of the stock subject to the option granted.

ADMINISTRATION

     The 1997 Plan may be administered by (i) the Board of Directors of the Company or (ii) any duly constituted committee of the Board of Directors consisting of at least two members of the Board of Directors, all of whom shall be Non-Employee Directors as defined in Rule 16(b)-3 under the Exchange Act. The administering party is referred to herein as the "Committee."

     The Committee selects the participants to whom options are to be granted and, with respect to each option, determines the number of shares covered thereby and the exercise price of the option. The Committee also resolves all questions of application or interpretation of the 1997 Plan.

GRANTS

     Grants under the Plan may consist of: (i) options intended to qualify as incentive stock options ("ISOs") within the meaning of the Code, (ii) so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs"), or
(iii) a combination thereof.

SHARES SUBJECT TO THE PLAN

     The maximum number of shares which may be issued pursuant to options granted under the Plan shall be as follows: (i) 300,000 shares of the Company's Common Stock, (ii) 300,000 shares of the Company's Class B Stock; and (iii) fifteen percent (15%) of the authorized common stock of any subsidiary of the Company (collectively, the "Shares").

ELIGIBILITY

     Options may be granted only to persons who are either directors, officers or key employees of the Company or any of its present or future subsidiaries.

OPTIONS

     The Plan permits the Committee to grant plan options either as ISOs or as NQSOs, and allows the Committee to establish, as to any participant, the number of options, exercise price, exercise term (subject to a maximum of ten years), and other terms and conditions. Subject to the foregoing, the option exercise price for each Share covered by an option may not be less than 100% of the fair market value of a Share on the date of grant of such option; however, in the case of an ISO, the price shall be no less than 100% of the fair market value of a Share at the time such option is granted; and in the case of an ISO granted to a ten percent shareholder, the exercise price will be no less than 110% of the fair market value of the Share on the date of grant. The optionee may pay the exercise price by (i) cash (or its equivalent, (ii) loans from the Company, (iii) payroll deductions, (iv) surrender of previously-owned shares having an aggregate fair market value equal to the total purchase price, (v) the withholding of shares granted pursuant to the option exercise having an aggregate fair market value equal to the total purchase price or (vi) any other medium approved by the Committee.

AMENDMENT AND TERMINATION OF THE PLAN

     The Committee may amend or terminate the Plan at any time; provided, however, that the Board may not, without the approval of shareholders, amend the Plan in any manner that requires such shareholder approval pursuant to the

Internal Revenue Code of 1986, as amended or pursuant to the Exchange Act or Rule 16b-3 thereunder, and the terms and conditions of any awards to directors shall not be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. According to its terms, the Plan will terminate 10 years from the effective date.

ADJUSTMENT PROVISIONS

     In the event of a stock split, stock dividend, recapitalization or similar transaction, an appropriate adjustment shall be made to the number of Shares which are subject to options (and the exercise price per Share). In the event of a reorganization, reclassification, merger, consolidation, exchange or similar event, the Committee shall set forth in the option agreement the effect on the class of Shares issuable pursuant to options not yet exercised.

TAX IMPLICATIONS

     The following discussion is intended only as a brief summary of the federal income tax rules relevant to options or shares issued under the 1997 Plan, as based on the Code currently in effect. This summary is not meant to be exhaustive and, among other things, does not describe state, local or foreign and other tax consequences. An optionee will not realize taxable income upon the grant of an option. In general, the holder of an NQSO (within the meaning of Section 422 of the Code) will realize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company receives a corresponding deduction, subject to the executive compensation deduction limitations of Section 162(m) of the Code. (If the optionee is subject to the six-month restrictions on sale of Common Stock under Section 16(b) of the Exchange Act, the optionee generally will recognize ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised.

     The holder of an ISO will not realize taxable income upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction, subject to the executive compensation deduction limitations of
Section 162(m) of the Code. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment is applied to reduce the gain for alternative minimum tax purposes.

     Special rules may apply in the case of an optionee who is subject to
Section 16 of the Exchange Act.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 1997 STOCK OPTION PLAN.

3. PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND CLASS B STOCK

     The Company's Restated Certificate of Incorporation, as amended, (the "Certificate of Incorporation") provides that the total number of shares of all classes of stock which the Company shall have the authority to issue is 8,300,000 shares, consisting of 300,000 shares of Serial Preference Stock, par value $0.10 per share; 5,000,000 shares of Common Stock, par value $0.10 per share; and 3,000,000 shares of Class B Stock, par value $0.10 per share. The Company's Board of Directors has adopted a resolution recommending that the shareholders adopt an amendment to Article FOURTH of the Company's Certificate of Incorporation in order to increase the authorized number of shares of the Company's common stock from 5 million to 15 million and the authorized number of shares of the Company's Class B Stock from 3 million to 6 million (the "Amendment").

     If the Amendment is approved, Article FOUR of the Certificate of Incorporation, which sets forth the Company's presently authorized capital stock, will be amended by deleting Article FOUR, Section A in its entirety and substituting the following therefor:

          "FOURTH:  Capital Stock.

          A. Classes and Number of Shares. The total number of shares of all classes of stock which the corporation shall have authority to issue is Twenty-One Million Three Hundred Thousand (21,300,000) shares. The classes and the aggregate number of shares of capital stock of each Class which the corporation shall have authority to issue are as follows:

          1. Three Hundred Thousand (300,000) shares of which shall be preferred shares designated as Serial Preference Stock, par value $0.10 per share (hereinafter called "Preferred Stock");

          2. Fifteen Million (15,000,000) shares of which shall be designated as Common Stock, par value $0. 1 0 per share (hereinafter called "Common Stock"); and

          3. Six Million (6,000,000) shares of which shall be designated as Class B Stock, par value $0.10 per share (hereinafter called "Class B Stock")."

     The Board of Directors believes that the authorized number of shares of stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors including, without limitation; acquiring other businesses in exchange for shares of the Company's stock; facilitating broader ownership of the Company's stock by effecting stock splits or issuing a stock dividend; flexibility for possible future financings; and attracting and retaining valuable employees and directors by the issuance of additional stock options or awards. The Company at present has no commitments, agreements or undertakings to issue any such additional shares. The Board of Directors considers the authorization of additional shares of stock advisable to ensure prompt availability of shares for issuance should the occasion arise. If required by law or regulation, the Company will seek shareholder approval prior to any issuance of shares

     The Company intends to apply to the American Stock Exchange, on which the shares of the Company's stock are currently listed, for the listing thereon of additional shares to be issued and reserved for future issuance as a result of the Amendment. Shares of the Company's stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. The issuance of additional shares of stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting and the affirmative vote of the holders of a majority of the outstanding shares of Class B Stock entitled to vote at the Annual Meeting. Shares not voted (whether by abstention, broker non-votes or otherwise) have the effect of a vote against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE AUTHORIZED STOCK.

4.   SELECTION OF AUDITORS

     The Board of Directors has approved the Company's engagement of the firm of Deloitte & Touche LLP as the Company's independent auditors. Deloitte & Touche LLP has served as the Company's independent auditors for the last three fiscal years, and is familiar with the Company's business and management. The Board of Directors believes that Deloitte & Touche LLP has the personnel, professional qualifications and independence necessary to act as the Company's independent auditors.

     Representatives of Deloitte & Touche LLP are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from shareholders at the time.

     While ratification by shareholders of this appointment is not required by law or the Company's Certificate of Incorporation or Bylaws, management of the Company believes that such ratification is desirable. In the event this appointment is not ratified by an aFfirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock and Common Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF ITS SELECTION OF DELOITTE & TOUCHE LLP AT THE 1997 ANNUAL MEETING.

                                 OTHER MATTERS

     The Board of Directors knows of no business which will be presented for action at the Annual Meeting other than as set forth in this Proxy Statement, but if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    Any proposal of a shareholder intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the President of the Company for possible inclusion in the Company's Proxy Statement, and notice of meeting relating to that meeting by December 15, 1997. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

    YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 1997 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Jeanne M. Lyons
                                    -----------------------------------
                                    Jeanne M. Lyons, Secretary
Orlando, Florida
February ___, 1997

                                   EXHIBIT A

                            GENCOR INDUSTRIES, INC.
                             1997 STOCK OPTION PLAN


  1.     Plan Adopted.  Gencor Industries, Inc., hereinafter referred to as the
         ------------
"Company," hereby adopts a Stock Option Plan, hereinafter referred to as the "Plan," pursuant to which certain directors, officers and key employees of the Company and its subsidiaries may be granted options to purchase certain shares. For purposes of the Plan, the term "subsidiary" shall mean any corporation, fifty percent or more of which is owned, directly or indirectly, by the Company.

  2.     Purpose.  The purpose of this Plan is to provide an incentive for
         -------
persons who are granted options to exert maximum efforts for the Company's success, and to reward such efforts by enabling such persons to participate in such success through growth in the value of the stock subject to the option granted.

  3.     Administration.  The Plan shall be administered by the Company's Board
         --------------
of Directors. In the alternative, the Board may appoint a committee consisting of not less than two members of the Board of Directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act.") The administering party is herein referred to as the "Committee." The Committee shall hold its meetings at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other, and any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a majority of the members who participate in a meeting.

     Subject to the provisions of the Plan, the Committee shall: (i) have complete discretion with respect to the options granted; (ii) construe the provisions of the Plan and the option agreements; (iii) prescribe, amend and rescind rules and regulations relating to the Plan and the option agreements;
(iv) determine the terms and provisions (which need to be identical) of option agreements; and (v) make all other determinations necessary or advisable with respect thereto. The committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option agreement in the manner and to the extent it shall deem expedient. The Committee shall be the sole and final judge of such expediency and its determinations shall be conclusive. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan, except for the member's willful misconduct.

  4.     Eligibility.  Options may be granted only to persons who are either
         -----------
directors, officers or key employees of the Company or any of its present or future subsidiaries. Subject to the foregoing, the Committee shall have absolute authority and power to select persons to whom options may be granted.

  5.     Shares Subject to the Plan.  Shares which may be issued pursuant to
         --------------------------
this Plan include any regular or special class of common stock of the Company and any regular of special class of common stock of any subsidiary of the Company. Shares which may be issued pursuant to this Plan are herein referred to as "Shares". The Committee shall have sole and absolute authority to determine which Shares will be subject to option to purchase hereunder. The maximum number of Shares which may be issued pursuant to options granted under the Plan shall be as follows: (i) 300,000 shares of the Company's Common Stock; (ii) 300,000 shares of the Company's Class B Stock; and (iii) with respect to any subsidiary of the Company, fifteen percent (15%) of the authorized common stock of such subsidiary as of the date of the adoption of this Plan or, if the subsidiary is not yet formed, as of the date of incorporation of such subsidiary; provided
                                                                    --------
that the total number of Shares available under the Plan shall be subject to adjustment upon the occurrence of any of the events and in the manner specified in Section 7(k) hereof; provided, further, that if any event occurs pursuant to
                        --------  -------
which any class of shares outstanding having the same designation as Shares which may be issued pursuant hereto are exchanged for shares of another designation, then, in the Committee's sole discretion, the newly designated class of shares shall be issuable pursuant to this Plan. If any option granted under the Plan shall terminate or expire for any reason without having been exercised in full, then the unpurchased Shares subject thereto shall again be available for the purposes of the Plan. Shares forfeited pursuant to an option agreement made pursuant hereto may also again be available, if the optionee received no benefits from ownership of the Shares forfeited. The Shares which are issued pursuant to options granted hereunder may be authorized but unissued Shares or Shares which have been issued and reacquired.

  6.     Duration of Plan.  The Plan shall commence effective as of the date of
         ----------------
approval by the Board of Directors of the Company. Unless the Plan shall have been previously terminated as hereinafter provided, the Plan shall terminate on the tenth (10/th/) anniversary of the date of approval by the Company's Board of Directors; provided, that the board of directors, in their sole and absolute discretion, may extend the duration of the Plan until all Shares subject to options issued under the Plan shall have been purchased pursuant to such options. The Board of Directors of the Company, without further approval of the Company's shareholders, may at any time, terminate the Plan and thereafter no further options may be granted under the Plan. However, options previously granted hereunder may continue to be exercised pursuant to the terms thereof and the rights of the optionee shall not be adversely affected.

  7.     Option Agreements.  Options granted under the Plan shall be evidenced
         -----------------
by stock option agreements in form and substance acceptable to the Committee. The provisions of the option agreements shall be in accordance with the following:

       a.    Grant.  The option agreement shall grant an option to purchase
             -----
     Shares. The Committee shall have sole discretion as to which Shares may be purchased pursuant to an option. The date of grant of an option under this Plan shall be the date the Committee approves the grant or such later date as may be specified by the Committee as the date the option agreement will become effective.

       b.   Incentive Stock Option and Non-Qualified Stock Option Designation.
            -----------------------------------------------------------------
     The option agreement shall designate whether the option granted is an incentive stock option (within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended) ("Incentive Stock Option") or a non-qualified stock option within the contemplation of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"). If the option is designated as an Incentive Stock Option, then Section 12 of this Plan shall apply.

       c.    Price.  The purchase price for each Share deliverable upon the
             -----
     exercise of an option shall be determined by the Committee; provided however, that in the case of an Incentive Stock Option, the purchase price for each Share shall be not less than 100% of the "Fair Market Value " of the Share on the date of the grant of the option. For purposes hereof, "Fair Market Value " means: (i) if the Share is traded in a market on which actual transactions are reported, the mean of the high and low prices at which the Share is reported to have traded on the relevant date in all markets on which trading in the Share is reported or, if there is no reported sale of the Share on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Share on the relevant date; (ii) if the Share is publicly traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Share on the relevant date; or (iii) if the Share is not publicly traded, the value as determined by the Committee.

       d.   Number of Shares.  The option agreement shall specify the number of
            ----------------
     Shares which may be purchased pursuant thereto, which number shall be determined by the Committee.

       e.   Exercise Dates.  The Shares subject to an option may be purchased
            --------------
     only during the option period and only on such dates and at such times as the Committee shall determine. By way of example and not by way of limitation, the Committee may include provisions for immediate exercise, scheduled exercise, contingent exercise, and acceleration or suspension of exercise upon the occurrence of certain events such as public offerings, sale of control, sale of substantially all assets, merger, dissolution, and liquidation.

       f.   Option Period.  The period during which an option may be exercised
            -------------
     shall be determined by the Committee. An option period may be extended by the Committee at any time during the option period; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date such option is granted. By way of example and not by way of limitation, the Committee may provide for early termination of the option period upon the occurrence of various events such as a public offering, sale of control, sale of substantially all assets, merger, dissolution, liquidation, termination of directorship, and termination of employment (with cause, without cause, retirement, death, disability, leave of absence), on such terms and conditions as the Committee shall deem appropriate. The option period applicable under an option granted to an officer or key employee shall not be affected by the reassignment of the optionee to another position within the Company or any of its subsidiaries.

       g.   Medium of Payment.  Stock purchased pursuant to an option agreement
            -----------------
     shall be paid for by such medium as may be determined by the Committee including, without limitation, such mediums as cash (or its equivalent), loans from the Company, payroll deductions, surrender of previously owned shares having an aggregated Fair Market Value equal to the total purchase price, and withholding of Shares granted pursuant to the option exercise having an aggregate Fair Market Value equal to the total purchase price.

       h.   Time of Payment.  Payment of the purchase price for Shares acquired
            ---------------
     pursuant to an option exercise shall be made at such time(s) as the Committee shall determine; provided, that if any payment of the purchase price is permitted by the Committee to be made after the exercise of the option, then the optionee shall, at the time of exercise, execute and deliver such instruments and collateral as the Committee shall deem appropriate.

       i.   Exercise Rate.  The Committee shall determine the minimum and
            -------------
     maximum number of Shares subject to an exercisable option which may be purchased at any one time.

       j.   Method of Exercise.  To exercise an option, the optionee must
            ------------------
     deliver to the Company, at its principal place of business, a notice which:

            (1) states the election to exercise the option and the number of Shares to be purchased;

            (2) complies with such other requirements as may be set forth by the Committee in the option agreement;

            (3) is signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the optionee, is accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the option.

       k.   Recapitalization.  If the Company or the subsidiary whose Shares are
            ----------------
     subject to an option increases the number of outstanding shares of the class of Shares issuable pursuant to such option through a stock dividend or a stock split, or reduces the number of outstanding shares of the class of Shares issuable pursuant to such option through a combination of shares or similar recapitalization then, immediately after the record date for the change; (i) the number of Shares issuable pursuant to the option shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization by a percentage equal to the percentage change in the number of outstanding shares of the class of Shares issuable pursuant to the option; and (ii) the purchase price of each Share shall be adjusted so that the total amount to be paid upon exercise of the option in full will not change.

       l.     Corporate Transaction.  The effect of any exchange of the
              ---------------------
     outstanding shares of the class of Shares issuable pursuant to an option not yet exercised due to any reorganization, reclassification, merger, consolidation or exchange, or similar event ("Corporate Transaction") shall be determined by the Committee and shall be set forth in the option agreement. By way of example and not by way of limitation, such effect may include any one or more of the following: (1) optionee may be entitled to such number and kind of securities as optionee would have been entitled to had optionee actually owned the stock subject to the option at the time of the Corporate Transaction; (2) substitution of a new option, provided that the excess of the aggregate Fair Market Value of the shares subject to options immediately after such substitution over the price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to option immediately before such substitution over the purchase price thereof; and/or (3) appropriate adjustment in purchase price per Share without a change however, in the total purchase price for all shares subject to the option. If any other event shall occur, prior to exercise of an option granted hereunder, which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the option holder should be permitted to acquire or the price for which such shares should be acquired, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of the Plan.

       m.   Non-Assignability.  During the optionee's lifetime, options may be
            -----------------
     exercised only by the optionee. Each option and all rights thereunder shall be nonassignable and nontransferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder, if applicable. Specifically, but not by way of limitation, except as set forth in the foregoing sentence, the option and any and all interests or rights therein and parts thereof shall not be subject to the debts, contracts or engagements of the optionee or to disposition by alienation, anticipation, pledge, encumbrance, or any other means whether such disposition is voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy) and any such unauthorized disposition thereof shall be null and void and of no effect.

       n.   Restrictions on Transfer of Shares.  Further, the Committee may, as
            ----------------------------------
     it deems appropriate, provide for restrictions on the transferability of Shares issued pursuant to an option. Such restrictions may include, without limitation, a right of first refusal in favor of the Company upon the transfer or other disposition of the Shares by the optionee.

       o.   Forfeiture of Shares.  The Committee, as it deems appropriate, may
            --------------------
     provide for the forfeiture of Shares acquired pursuant to an option, upon the occurrence of certain events.

       p.   Conversion of Shares.  The option agreement may provide for the
            --------------------
     conversion of one class or series of Shares to another class or series of Shares upon the occurrence of certain events, as the Committee shall deem appropriate.

       q.   Withholding and Employment Taxes.  The Committee shall determine the
            --------------------------------
     method of withholding and payment of employment taxes and such method shall be set forth in the option agreement. By way of example and not by way of limitation, the Committee may require the optionee to make payment in cash at the time of exercise (or over a period of time through payroll deduction or otherwise) in an amount sufficient to satisfy any federal, state or local withholding tax requirements. Alternatively, the Committee may permit the optionee to surrender Shares or other property to satisfy such obligation. If (i) an optionee makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with regard to Shares issued on exercise of an option which is subject to forfeiture when it issued, or
     (ii) an optionee who exercised an Incentive Stock Option disposes of Shares optionee acquired through exercise of that Incentive Stock Option either
     (x) within two years after the date of grant of the Incentive Stock Option or (y) within one year after the issuance of the Shares on exercise of the Incentive Stock Option, then after each occurrence described in clause (i) or (ii) above the optionee shall notify the Company of the occurrence of the event and, if the event was a disposition of Shares acquired on exercise of an Incentive Stock Option, the amount realized upon the disposition. If, whether because of an election by an optionee under
     Section 83(b) of the Code, a disposition of Shares acquired on exercise of an Incentive Stock Option or Shares becoming no longer subject to forfeiture, or otherwise, the Company becomes required to pay withholding taxes to any Federal, state or other taxing authority and the optionee fails to provide the Company with the funds with which to pay that withholding taxes, the Company may withhold up to 50% of each payment of salary or bonus to the optionee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

       r.   Reload Options.  Reload options may be granted, on such terms as the
            --------------
     Committee may deem appropriate, permitting an optionee who pays for the exercise of an option hereunder by delivering already owned stock (i.e., the stock for stock exercise method) to receive back from the Company or its subsidiary a new option (at the then current Fair Market Value) for the same number of Shares delivered to exercise the option.

       s.   Compliance With Applicable Law and Governing Instruments.  The
            --------------------------------------------------------
     options granted hereunder and Shares purchased pursuant to such options shall be subject to all governing instruments of the issuing corporation and all requirements of applicable laws, regulations and rules (including exchange listing rules) including, without limitation, such laws and regulations concerning requisite investment intent and restrictions on resale. The Company may require assurances of compliance with governing instruments and applicable laws, regulations and rules from a person eligible to receive an option in connection with the grant of the option and from an optionee prior to delivery of Shares pursuant to exercise of the option, as the Committee may deem appropriate. The Committee may impose any additional conditions precedent to the consummation of the exercise of an option that it may deem appropriate, including, without limitation, the effectuation of any listing, registration or qualification and the obtaining of any consent or approval that the Committee may deem desirable.

       t.   Rights as a Shareholder.  The optionee shall have no rights as a
            -----------------------
     shareholder with respect to any Shares covered by the option until the date of issuance of a stock certificate for such Shares, regardless of whether the date of exercise is deemed to have occurred earlier in accordance with
     Section 7(h).

       u.   Employment of Optionee.  The option agreement shall include such
            ----------------------
     provisions relating to the employment or other service of optionee, as the Committee deems appropriate. By way of example and not by way of limitation, the option agreement may contain an agreement to serve for a period of time, non-compete provisions, confidentiality and trade secret provisions, best efforts provisions, etc.

       v.   Incorporation by Reference.  Each option agreement shall incorporate
            --------------------------
     this Plan by reference. In the event of an conflict between the terms of this Plan and the terms of an option agreement, the terms of this Plan shall control.

       w.   Miscellaneous.  The option may contain such other provisions as the
            -------------
     Committee shall deem appropriate.

  8.    Reservation of Shares.  The Company or its subsidiary, whichever the
        ---------------------
case may be, shall at all times keep reserved for issuance a number of authorized but unissued or reacquired Shares equal to the maximum number of Shares the Company and its subsidiaries may be required to issue on exercise of outstanding options granted under this Plan.

  9.    Costs of Issuance.  The Company shall pay all original issue and
        -----------------
transfer taxes with respect to the issue and transfer of Shares pursuant to an option and all other fees and expenses necessarily incurred by the Company in connection therewith.

  10.   No Effect on Employment.  Nothing contained in the Plan or in any option
        -----------------------
agreement issued hereunder shall be construed to limit or restrict the right of the Company or any subsidiary to terminate an optionee's employment at any time, with or without cause, or to increase or decrease the optionee's compensation from the rate in existence at the time the option is granted.

  11.   No Effect on Other Plans.  The adoption of this Plan shall not affect
        ------------------------
any other stock option, incentive plan or other compensation plan in effect for the Company or any subsidiary, nor shall this Plan prohibit the Company from adopting any plan or other form of compensation or incentives.

  12.   Incentive Stock Options.  The Committee may designate that any options
        -----------------------
granted pursuant to the Plan shall be Incentive Stock Options; provided that this Plan is approved by the shareholders of the Company within twelve (12) months before or after this Plan is adopted by the Company's Board of Directors. Any designation of an option as an Incentive Stock Option and any related option agreement shall be subject to and contain such terms and conditions as shall be necessary to comply with all provisions of the Code (including any regulations thereunder or interpretations thereof) which apply to Incentive Stock Options, including, without limitation, the following terms and conditions:

     (1) The optionee shall not dispose of any Share purchased pursuant to an option within two (2) years from the date of the granting of the option nor within one (1) year after the issuance of such Share to the optionee;

     (2) At all times during the period beginning on the date of the granting of the option and ending on the day three (3) months before the date of such exercise, the optionee must have been an employee of the Company or a subsidiary of the Company; and

     (3) If the optionee, at the time the option is granted, owns more than ten percent of the total combined voting power of the stock of the Company, then (i) the purchase price of the Shares under the Incentive Stock Option shall be at least 110 percent of the Fair Market Value of the Shares on the date of grant; and (ii) the Incentive Stock Option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

In addition, the Committee may, with respect to any option (and any related option agreement) granted hereunder which is designated as an Incentive Stock Option, correct any defect, supply any omission, reconcile any inconsistency therein or adopt any amendment thereto which it may deem necessary or advisable to comply with the provisions of the Code. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the 1/st/ time by any optionee during any calendar year (under all plans of the optionee's employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which are not Incentive Stock Options, as set forth in the Code.

   14. Amendment of Plan.  The Plan may at any time or from time to time, be
       -----------------
modified or amended by the Board of Directors of the Company.

                           COMMON SHAREHOLDER PROXY

                            GENCOR INDUSTRIES, INC.

THIS COMMON SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 11, 1997

        The undersigned hereby appoints E.J. Elliott, Russell R. Lee III, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Common Stock of and on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held April 11, 1997, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"        Please mark
PROPOSALS 1,2,3, AND 4.                                your votes as  [X]
                                                       indicated in
                                                       this example

1.  ELECTION OF DIRECTORS      Larry H. Pitsch

         FOR nominee           WITHHOLD    (INSTRUCTION: To withhold authority
       listed at right        AUTHORITY    to vote for any individual nominee,
     (except as marked       to vote for   write that nominee's name in the
   to the contrary at right)               space provided below).

         [ ]                    [ ]
                                           ------------------------------------


2.  PROPOSAL TO ADOPT THE 1997 STOCK            This Proxy, when properly
    OPTION PLAN                            executed, will be voted in the manner
                                           directed herein by the Undersigned
    FOR       AGAINST      ABSTAIN         shareholder.  If no direction is
                                           indicated, the Proxy will be vote FOR
    [ ]         [ ]          [ ]           Proposals 1, 2, 3 and 4.

                                                PLEASE MARK ON THIS SIDE; THEN
3.  PROPOSAL TO INCREASE AUTHORIZED        SIGN, DATE AND RETURN THIS PROXY CARD
    STOCK                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

    FOR       AGAINST      ABSTAIN              PLEASE SIGN EXACTLY AS NAME(S)
                                           APPEAR(S) HEREON.  If shares are held
    [ ]         [ ]          [ ]           in the name of two or more persons,
                                           all must sign.  When signing as
                                           Attorney, Executor, Administrator,
                                           Personal Representative, Trustee, or
4.  PROPOSAL TO RATIFY THE SELECTION       Guardian, give full title as such.
    OF DELOITTE & TOUCHE LLP AS AUDITORS   If signer is a corporation, sign full
                                           corporate name by duly authorized
    FOR       AGAINST      ABSTAIN         officer.

    [ ]         [ ]          [ ]                THIS PROXY IS SOLICITED
                                           ON BEHALF OF THE BOARD OF DIRECTORS

                                           Date:                   , 1997
                                                -------------------


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature if held jointly

                           CLASS B SHAREHOLDER PROXY

                            GENCOR INDUSTRIES, INC.

 THIS CLASS B COMMON SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 11, 1997

        The undersigned hereby appoints E.J. Elliott, Russell R. Lee III, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Class B Common Stock of and on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held April 11, 1997, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"        Please mark
PROPOSALS 1,2,3, AND 4.                                your votes as  [X]
                                                       indicated in
                                                       this example

1.  ELECTION OF DIRECTORS      E.J. Elliott, John E. Elliott, Constantine L.
                               Corpas, Peter Kourmolis

         FOR nominee           WITHHOLD    (INSTRUCTION: To withhold authority
       listed at right        AUTHORITY    to vote for any individual nominee,
     (except as marked       to vote for   write that nominee's name in the
   to the contrary at right)               space provided below).

           [ ]                    [ ]
                                           ------------------------------------


2.  PROPOSAL TO ADOPT THE 1997 STOCK            This Proxy, when properly
    OPTION PLAN                            executed, will be voted in the manner
                                           directed herein by the Undersigned
    FOR       AGAINST      ABSTAIN         shareholder.  If no direction is
                                           indicated, the Proxy will be vote FOR
    [ ]         [ ]          [ ]           Proposals 1, 2, 3 and 4.

                                                PLEASE MARK ON THIS SIDE; THEN
3.  PROPOSAL TO INCREASE AUTHORIZED        SIGN, DATE AND RETURN THIS PROXY CARD
    STOCK                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

    FOR       AGAINST      ABSTAIN              PLEASE SIGN EXACTLY AS NAME(S)
                                           APPEAR(S) HEREON.  If shares are held
    [ ]         [ ]          [ ]           in the name of two or more persons,
                                           all must sign.  When signing as
                                           Attorney, Executor, Administrator,
                                           Personal Representative, Trustee, or
4.  PROPOSAL TO RATIFY THE SELECTION       Guardian, give full title as such.
    OF DELOITTE & TOUCHE LLP AS AUDITORS   If signer is a corporation, sign full
                                           corporate name by duly authorized
    FOR       AGAINST      ABSTAIN         officer.

    [ ]         [ ]          [ ]                THIS PROXY IS SOLICITED
                                           ON BEHALF OF THE BOARD OF DIRECTORS

                                           Date:                   , 1997
                                                -------------------


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature if held jointly